EQUITY	12 Months Ended
Sep. 30, 2020
EQUITY
EQUITY

NOTE 13 –EQUITY

Ordinary Shares

Qilian International was incorporated on February 7, 2019, with 50,000,000 ordinary shares, $0.001 par value, authorized and issued.

On October 16, 2019, our shareholders approved a reverse split of our outstanding ordinary shares at a ratio of 1‑for‑1.66667 shares, which resulted in 30,000,000 ordinary shares issued and outstanding. In addition, on the same day, our shareholders approved an increase of the Company’s authorized shares from 50,000,000 ordinary shares at par value of $0.001 per share to 100,000,000 ordinary shares at par value of $0.00166667 per share.

The above actions are collectively referred to as the “reserve split.” As a result of this reverse split, the maximum number of shares that the Company is authorized to issue is 100,000,000 ordinary shares, of  $0.00166667 par value per share, of which 30,000,000 ordinary shares are issued and outstanding.

All share information included in the consolidated financial statements and notes thereto have been retroactively adjusted as if the stock reserve split occurred on the first day of the first period presented.

Statutory reserve

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the surplus reserve are made at the discretion of the Board of Directors. As of September 30, 2020 and September 30, 2019, the balance of statutory reserve was $2,200,786 and $1,773,817, respectively.